Exhibit 3.1(yy)

CERTIFICATE OF FORMATION

OF

US Xchange of Wisconsin L.L.C.

1.             The name of the limited liability company is

US Xchange of Wisconsin L.L.C.

2.             The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of                                                this 13th day of March, 1997.

/s/ David J. Easter

David J. Easter

V.P. Planning & Bus. Dev.

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR IN

THE CERTIFICATE OF FORMATION

OF

US XCHANGE OF WISCONSIN L.L.C.

FILED IN THE OFFICE OF

THE SECRETARY OF STATE OF DELAWARE

ON MARCH 14, 1997

US Xchange of Wisconsin L.L.C., a limited liability company, organized and existing under and by virtue of the Delaware Limited Liability Company Act,

DOES HEREBY CERTIFY:

1.             The name of the limited liability company is US Xchange of Wisconsin L.L.C.

2.             That a Certificate of Formation was filed by the Secretary of State of Delaware on March 14, 1997 and that said Certificate requires correction as permitted by Section 211 of the Delaware Limited Liability Company Act.

3.             The inaccuracies or defects of said Certificate to be corrected are as follows:

(a)           The name of the limited liability company is: US Xchange of Wisconsin, L.L.C.

(b)           The sole member of the limited liability company is: US Xchange, L.L.C., a Michigan limited liability company.

IN WITNESS WHEREOF, said US Xchange of Wisconsin L.L.C. has caused this Certificate to be signed by Richard Postma, its Member, this 21st day of October, 1997.

US XCHANGE OF WISCONSIN L.L.C.

By: US Xchange, L.L.C., a Michigan limited liability company, its sole member

By:	/s/ Richard Postma
Richard Postma, Member

State of Delaware

Certificate of Correction

of a Limited Liability Company

to be filed pursuant to Section 18-211(a)

1.             The name of the Limited Liability Company is:  US Xchange of Wisconsin, L.L.C.

.

2.             That a Certificate of Correction was filed by the Secretary of State of Delaware on October 27, 1997, and that said Certificate requires correction as permitted by Section 18-211 of the Limited Liability Company Act.

3.             The inaccuracy or defect of said Certificate to be corrected is as follows:

The “IN WITNESS WHEREOF” paragraph was incorrectly stated as follows: IN WITNESS WHEREOF, said US Xchange of Wisconsin, L.L.C. has caused Certificate to be signed by Richard Postma, its Member, this 21st day of October, 1997

4.             The Certificate is hereby corrected to read as follows:

The “IN WITNESS WHEREOF” paragraph is hereby corrected to read as follows:  IN WITNESS WHEREOF, said US Xchange of Wisconsin, L.L.C. has caused this Certificate to be signed by US Xchange, L.L.C., a Michigan limited liability company, its Member, this 21st day of October, 1997

US XCHANGE OF WISCONSIN, L.L.C.

By:	US Xchange, L.L.C., a
Michigan limited liability
Company, its sole member

By:	/s/ Richard Postma
Authorized Person

Name:	Richard Postma, Member
Print or Type

Certificate of Amendment to Certificate of Formation

Of

US XCHANGE OF WISCONSIN, L.L.C.

It is hereby certified that:

1.             The name of the limited liability company (hereinafter called the “limited liability company”) is:

US XCHANGE OF WISCONSIN, L.L.C.

2.             The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”

Executed on                                   , 2002

/s/ Kim Robert Scovill
Name: Kim Robert Scovill
Authorized Person

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION

OF

US Xchange of Wisconsin, L.L.C.

US Xchange of Wisconsin, L.L.C. (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:

1. The name of the limited liability company is US Xchange of Wisconsin, L.L.C.

2.             The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:

National Registered Agents, Inc.
160 Greentree Drive, Suite 101
Dover, Delaware 19904
County of Kent

Executed on June 30, 2006.

/s/ James P. Prenetta, Jr.
James P. Prenetta Jr., Authorized Person